UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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PerkinElmer, Inc.

(Name of Registrant as Specified in its Charter)

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Your Vote Counts!

PERKINELMER, INC.

2021 Annual Meeting Vote by April 26, 2021 11:59 PM ET. For shares held in a Plan, vote by April 22, 2021 11:59 PM ET.
PERKINELMER, INC. 940 WINTER STREET WALTHAM, MA 02451

D32376-P50171-Z79202

You invested in PERKINELMER, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 27, 2021.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper copy of voting material(s) by requesting prior to April 13, 2021. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends

1. To elect eight nominees for director for terms of one year each:

Nominees:

1a. Peter Barrett, PhD	For

1b. Samuel R. Chapin	For

1c. Sylvie Grégoire, PharmD	For

1d. Alexis P. Michas	For

1e. Prahlad R. Singh, PhD	For

1f. Michel Vounatsos	For

1g. Frank Witney, PhD	For

1h. Pascale Witz	For

2. To ratify the selection of Deloitte & Touche LLP as PerkinElmer’s independent registered public accounting firm for the current fiscal year.	For

3. To approve, by non-binding advisory vote, our executive compensation.	For

NOTE: The proxies are authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D32377-P50171-Z79202